Exhibit 3


                                                               November 10, 2003
                                                        Toyota Motor Corporation


                  Summary of Amendment Reports on Bulk Holding
                  --------------------------------------------

* The following is a summary of the amendment reports on bulk holding prepared pursuant to Paragraph 1, Article 27-25 of the Securities and Exchange Law in Japan.

* These amendment reports were filed with the Director of the Tokai Local Finance Bureau on November 7, 2003.

* These amendment reports were filed, due to the fact that Towa Real Estate Co., Ltd. became no longer a subsidiary of Toyota Motor Corporation.

*   Holding purposes of all the submitters are for strategic investment.

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Aichi Steel Corporation (Listed securities exchange: Tokyo, Nagoya)                                        Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             198,866,751
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor   Daihatsu Motor   Hino Motors,   Kanto Auto    Toyota Auto
                               Corporation    Co., Ltd.            Ltd.       Works, Ltd.   Body Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     49,157,800        33,000         33,000        33,000          886,500                   50,143,300
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --            --             --            --               --                           --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    24.72%         0.02%          0.02%         0.02%            0.45%                       25.21%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   24.72%         0.02%          0.02%         0.02%            0.45%                       27.54%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --            --             --            --               --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)        2,678,855            --             --            --               --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Auto Body Co., Ltd. (Listed securities exchange: Tokyo, Nagoya)                                     Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)              86,240,466
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor      ARACO         Kanto Auto
                               Corporation    Corporation      Works, Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     43,126,139        92,609         35,000                                                  43,253,748
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --            --             --                                                          --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    50.01%         0.11%          0.04%                                                      50.15%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   50.01%         0.11%          0.04%                                                      50.63%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --            --             --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       11,780,738           --             --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Kanto Auto Works, Ltd. (Listed securities exchange: Tokyo, Nagoya)                                         Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)              69,843,137
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                                                              Tokyo Toyo-
   Name of submitter           Toyota Motor  Daihatsu Motor    Pet Motor      Hino Motors,   Toyota Auto    Central Motor
                               Corporation   Co., Ltd.       Sales Co., Ltd.     Ltd.       Body Co., Ltd.    Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     34,975,222       46,200          108,570        46,200         34,650          33,100     35,243,942
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --           --               --            --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    50.08%        0.07%            0.16%         0.07%          0.05%          0.047%        50.46%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   50.08%        0.07%            0.16%         0.07%          0.05%          0.050%        50.93%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --           --               --            --             --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)          673,090           --               --            --             --              --
------------------------------------------------------------------------------------------------------------------------------------



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

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Industries Corporation (Listed securities exchange: Tokyo, Osaka, Nagoya)                           Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             325,840,640
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor   Kanto Auto        Toyota Auto
                               Corporation    Works, Ltd.      Body Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     76,600,604       143,001        574,649                                                  77,318,254
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --            --             --                                                         --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    23.51%         0.04%          0.18%                                                     23.73%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   23.51%         0.04%          0.18%                                                     26.09%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --            --             --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       53,044,576            --             --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Tsusho Corporation (Listed securities exchange: Tokyo, Nagoya)                                         Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             282,867,304
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Toyota
                                 Toyota    Toyofuji  Central Motor               Daihatsu    Hino    Kanto        Auto
   Name of submitter             Motor     Shipping     Wheel Co.,      ARACO       Motor    Motors,  Auto       Body Co.,
                              Corporation  Co., Ltd.      Ltd.      Corporation  Co., Ltd.   Ltd.    Works, Ltd.   Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                   65,030,725    72,765       72,636        48,424      66,701   294,819   147,409    308,826  66,042,305
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)       --        --           --            --          --        --        --         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                  22.99%     0.03%        0.03%         0.02%       0.02%    0.104%    0.052%     0.109%    23.35%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                 22.99%     0.03%        0.03%         0.02%       0.02%    0.100%    0.050%     0.110%    24.48%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                    --        --           --            --          --        --        --         --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)      4,895,056        --           --            --          --        --        --         --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: DENSO CORPORATION (Listed securities exchange: Tokyo, Osaka, Nagoya)                                        Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             884,068,713
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor   Hino Motors,   Kanto Auto     Toyota Auto
                               Corporation        Ltd.       Works, Ltd.   Body Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                    207,626,856      343,146        432,005         591,980                                   208,993,987
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --           --             --              --                                            --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    23.49%        0.04%          0.05%           0.07%                                       23.64%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   23.49%        0.04%          0.05%           0.07%                                       23.73%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       81,107,879           --             --              --
------------------------------------------------------------------------------------------------------------------------------------


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

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyoda Machine Works, Ltd. (Listed securities exchange: Tokyo, Osaka, Nagoya)                              Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             132,939,520
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor   Daihatsu Motor   Kanto Auto     Toyota Auto
                               Corporation      Co., Ltd.      Works, Ltd.   Body Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     31,402,631       20,461         20,461         129,542                                    31,573,095
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --           --             --              --                                            --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    23.62%        0.02%          0.02%           0.10%                                       23.75%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   23.62%        0.02%          0.02%           0.10%                                       24.22%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       10,965,734           --             --              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyoda Gosei Co., Ltd. (Listed securities exchange: Tokyo, Nagoya)                                         Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             124,158,137
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor  Daihatsu Motor  Hino Motors,   Kanto Auto      Toyota Auto    Central Motor
                               Corporation      Co., Ltd.        Ltd.       Works, Ltd.    Body Co., Ltd.    Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     51,725,486       44,005        44,005         44,005          46,807          14,668     51,918,976
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)  3,734,054           --           --               --            --             --        3,734,054
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    43.36%        0.04%            0.04%         0.04%          0.04%          0.012%        43.52%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   43.36%        0.04%            0.04%         0.04%          0.04%          0.010%        43.94%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --           --               --            --             --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       11,030,088           --               --            --             --              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Aisin Seiki Co., Ltd. (Listed securities exchange: Tokyo, Osaka, Nagoya)                                   Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)             289,229,898
------------------------------------------------------------------------------------------------------------------------------------
                                              Toyota Central
   Name of submitter           Toyota Motor   Research and     Kanto Auto     Toyota Auto
                               Corporation    Development      Works, Ltd.   Body Co., Ltd.
                                              Laboratories
------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     65,558,549       27,751         38,115         237,583                                    65,861,998
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)  4,738,675           --             --              --                                     4,738,675
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    23.91%        0.01%          0.01%           0.08%                                       24.02%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   23.91%        0.01%          0.01%           0.08%                                       26.17%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       21,243,522           --             --              --
------------------------------------------------------------------------------------------------------------------------------------


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

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyoda Boshoku Corporation (Listed securities exchange: Tokyo, Nagoya)                                     Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)               67,174,338
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor
                               Corporation

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     10,453,000                                                                                10,453,000
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    15.56%                                                                                   15.56%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   15.56%                                                                                   42.87%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                      --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)        1,152,097
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Tomen Corporation (Listed securities exchange: Tokyo, Osaka, Nagoya)                                       Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)              810,061,645
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor
                               Corporation

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     86,206,000                                                                                86,206,000
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         --                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                    10.64%                                                                                   10.64%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                   10.64%                                                                                   10.66%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of   Toyota Motor
   shares during the last        Corporation
   sixty (60) days               acquired
                                 86,206,000 shares
                                 at 58 yen per share
                                 on September 29,
                                 2003.
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)        4,999,948
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Motor Corporation (Listed securities exchange: Tokyo, Nagoya, Osaka, Fukuoka, Sapporo)               Total
------------------------------------------------------------------------------------------------------------------------------------
   Total number of issued
   shares (shares)            3,609,997,492
------------------------------------------------------------------------------------------------------------------------------------

   Name of submitter           Toyota Motor    Toyota Auto     Kanto Auto    Horie Metal   TakaNichi Co.,
                               Corporation    Body Co., Ltd.   Works, Ltd.    Co., Ltd.        Ltd.

------------------------------------------------------------------------------------------------------------------------------------
   Number of shares held
   (shares)                     210,756,594           --             --       560,949         213,679                    211,531,222
------------------------------------------------------------------------------------------------------------------------------------
   Number of potentially
   diluted shares held (shares)         400           --             --            --              --                           400
------------------------------------------------------------------------------------------------------------------------------------
   Number of shares
   transferred to a trust bank
   but rights to instruct such
   trust bank as to the voting
   rights of which held
   (shares)                              --    5,328,000      2,814,000            --          72,300                      8,214,300
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   currently held                      5.84%        0.15%          0.08%         0.02%           0.01%                         6.09%
------------------------------------------------------------------------------------------------------------------------------------
   Percentage of shares
   previously held                     5.49%        0.40%          0.17%         0.02%           0.02%                         7.08%
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition and disposal of
   shares during the last
   sixty (60) days                       --           --             --            --              --
------------------------------------------------------------------------------------------------------------------------------------
   Amount of funds for
   acquisition from December
   1, 1990 (thousand yen)       629,199,974    1,176,102      2,102,568            --              --
------------------------------------------------------------------------------------------------------------------------------------


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